UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 18, 2009

Lifevantage Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Colorado	000-30489	90-0224471
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11545 W. Bernardo Court, Suite 301, San Diego, California		92127
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	858-312-8000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On November 18, 2009, we entered into a securities purchase agreement with accredited investors pursuant to which we sold $247,143.00 of 8% convertible debentures and warrants to purchase shares of our common stock with an exercise price of $0.50 per share. Each investor received a debenture in the principal amount equal to such investor’s aggregate subscription amount less the amount equal to the quotient obtained by dividing such aggregate subscription amount by $1,000. The debenture is convertible into shares of our common stock at any time at the discretion of the holder at a conversion price per share of $0.20, subject to adjustment including anti-dilution protection. Each investor also received a warrant to purchase that number of shares of our common stock that equals 50% of the quotient obtained by dividing such investor’s aggregate subscription amount by $0.20. In exchange for the $247,143.00 we received, we issued debentures in the aggregate principal amount of $246,895.86 and warrants to purchase an aggregate of 617,858 shares of our common stock. We are authorized to sell up to an aggregate amount of $4,000,000 of debentures and warrants under the securities purchase agreement. We refer to this financing as our November 2009 financing in this report.

The foregoing summary of the terms of the securities we issued and the terms of the agreements related to the November 2009 financing, is qualified in its entirety by reference to the form of securities purchase agreement, debenture and warrant, each of which is filed as an exhibit to this report and incorporated herein by this reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in response to Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information provided in response to Item 1.01 of this report is incorporated by reference into this Item 3.02. The investors in our November 2009 financing were accredited investors as such term is defined in Rule 501 of the Securities Act. The securities were issued in a private placement under Section 4(2) of the Securities Act and/or Rule 506 of Regulation D under the Securities Act. The offering was not conducted in connection with a public offering, and no public solicitation or advertisement was made or relied upon by the investor in connection with the offering.

The maximum number of shares of common stock issuable upon conversion of the debentures and upon exercise of the warrants we may issue in the November 2009 financing is, respectively, 19,980,000 and 10,000,000, assuming investors purchase an aggregate of $4,000,000 in principal amount of the debentures and warrants in accordance with the terms of the securities purchase agreement and the conversion price and exercise price is the initial conversion price and exercise price at the time of conversion and/or exercise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lifevantage Corporation

November 18, 2009	By:	/s/ Carrie E. Carlander

Name: Carrie E. Carlander
Title: Chief Financial Officer, Secretary & Treasurer

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Exhibit Index

Exhibit No.	Description

4.1	Form of debenture issued in connection with November 2009 financing
4.2	Form of warrant issued in connection with November 2009 financing
10.1	Form of securities purchase agreement entered into in connection with November 2009 financing